AXIS CAPITAL HOLDINGS LIMITED

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2021

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Matt Rohrmann
Investor Contact
(212) 940-3339
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that the Company files with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

AXIS Capital Holdings Limited's ("AXIS Capital" or the "Company") underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments, insurance and reinsurance.

DEFINITIONS AND PRESENTATION
•All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2020 and and consolidated statements of operations for the years ended December 31, 2020 and December 31, 2019.
•Amounts may not reconcile due to rounding differences.
•Unless otherwise noted, all data is in thousands, except for ratio information.
•NM - Not meaningful is defined as variance greater than +/- 100%; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This document contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this document, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States ("U.S.") federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "intend" or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control.
Forward-looking statements contained in this document may include, but are not limited to, information regarding our estimates for catastrophes and other weather-related losses including losses related to the COVID-19 pandemic, measurements of potential losses in the fair market value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•the adverse impact of the ongoing COVID-19 pandemic on our business, results of operations, financial condition and liquidity;
•the cyclical nature of the insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates;
•the occurrence and magnitude of natural and man-made disasters;
•the impact of global climate change on our business, including the possibility that we do not adequately assess or reserve for the increased frequency and severity of natural catastrophes;
•losses from war, terrorism and political unrest or other unanticipated losses;
•actual claims exceeding loss reserves;
•general economic, capital and credit market conditions, including fluctuations in interest rates, credit spreads, equity securities' prices and/or foreign currency rates;
•the failure of any of the loss limitation methods we employ;
•the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions;
•the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased;
•the loss of business provided to us by major brokers;
•breaches by third parties in our program business of their obligations to us;
•difficulties with technology and/or data security;
•the failure of our policyholders or intermediaries to pay premiums;
•the failure of our cedants to adequately evaluate risks;
•the inability to obtain additional capital on favorable terms, or at all;
•the loss of one or more of our key executives;
•a decline in our ratings with rating agencies;
•changes in accounting policies or practices;
•the use of industry models and changes to these models;
•changes in governmental regulations and potential government intervention in our industry;
•inadvertent failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices;
i

•changes in the political environment of certain countries in which we operate or underwrite business including the United Kingdom's withdrawal from the European Union;
•changes in tax laws; and
•other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www.sec.gov. Readers are urged to carefully consider all such factors as the COVID-19 pandemic may have the effect of heightening many of the other risks and uncertainties described.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Property: provides physical loss or damage, business interruption and machinery breakdown cover for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore renewable energy installations. This line of business includes primary and excess risks, some of which are catastrophe-exposed.
Marine: provides cover for traditional marine classes, including offshore energy, renewable offshore energy, cargo, liability, recreational marine, fine art, specie, and hull war. Offshore energy coverage includes physical damage, business interruption, operator's extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.
Terrorism: provides cover for physical damage and business interruption of an insured following an act of terrorism and includes kidnap and ransom, and crisis management insurance.
Aviation: provides hull and liability, and specific war cover primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.
Credit and Political Risk: provides credit and political risk insurance products for banks, commodity traders, corporations and multilateral and export credit agencies. Cover is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events.
Professional Lines: provides directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity, cyber and privacy insurance, medical malpractice and other financial insurance related covers for commercial enterprises, financial institutions, not-for-profit organizations and other professional service providers. This business is predominantly written on a claims-made basis.
Liability: primarily targets primary and low to mid-level excess and umbrella commercial liability risks in the U.S. wholesale markets in addition to primary and excess of loss employers, public, and products liability business predominately in the U.K. Target industry sectors include construction, manufacturing, transportation and trucking, and other services.
Accident and Health: includes accidental death, travel insurance and specialty health products for employer and affinity groups.
Discontinued Lines - Novae: includes those lines of business that Novae Group plc ("Novae") exited or placed into run-off in the fourth quarter of 2016 and in the first quarter of 2017. These discontinued insurance lines include financial institutions, professional indemnity, international liability, and international direct and facultative property.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides treaty reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The underlying policies principally cover property-related exposures but other exposures including workers compensation and personal accident are also covered. The principal perils covered by policies in this portfolio include hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. This business is written on a proportional and excess of loss basis.
Property: provides protection for property damage and related losses resulting from natural and man-made perils that are covered in the underlying personal and commercial lines insurance policies written by our cedants. The predominant exposure is property damage but other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. The most significant perils covered by policies in this portfolio include windstorm, tornado and earthquake, but other perils such as freezes, riots, flood, industrial explosions, fire, hail and a number of other loss events are also included. This business is written on a proportional and excess of loss basis.
Credit and Surety: provides reinsurance of trade credit insurance products and includes proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Surety reinsurance provides protection for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world. Mortgage reinsurance is also provided to mortgage guaranty insurers and U.S. government-sponsored entities for losses related to credit risk transfer into the private sector.
Professional Lines: provides protection for directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability, cyber, and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. This business is written on a proportional and excess of loss basis.
Motor: provides protection to insurers for motor liability and property damage losses arising out of any one occurrence. A loss occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence. Traditional proportional and non-proportional reinsurance as well as structured solutions are offered.
Liability: provides protection to insurers of admitted casualty business, excess and surplus lines casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, workers' compensation, auto liability, and excess casualty.
Engineering: provides protection for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes cover for losses arising from operational failures of machinery, plant and equipment, and electronic equipment as well as business interruption. The Company exited this line of business in 2020.
Agriculture: provides protection for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. This business is written on a proportional and aggregate stop loss reinsurance basis.
Marine and Aviation: includes specialty marine classes such as cargo, hull, pleasure craft, marine liability, inland marine and offshore energy. The principal perils covered by policies in this portfolio include physical loss, damage and/or liability arising from natural perils of the seas or land, man-made events including fire and explosion, stranding/sinking/salvage, pollution, shipowners and maritime employers liability. This business is written on a non-proportional and proportional basis. Aviation provides cover for airline, aerospace and general aviation exposures. This business is written on a proportional and non-proportional basis.

Accident and Health: includes personal accident, specialty health, accidental death, travel, life and disability reinsurance products which are offered on a proportional and catastrophic or per life excess of loss basis.
Discontinued Lines - Novae: includes those lines of business that Novae exited or placed into run-off in the fourth quarter of 2016 and in the first quarter of 2017. These discontinued reinsurance lines include motor reinsurance, general liability reinsurance, and international facultative property.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL HIGHLIGHTS

		Three months ended June 30,				Six months ended June 30,
		2021	2020	Change		2021	2020	Change

HIGHLIGHTS	Gross premiums written	$1,941,186	$1,716,183	13.1%		$4,476,667	$4,147,341	7.9%
	Gross premiums written - Insurance	65.3%	60.5%	4.8	pts	53.0%	47.7%	5.3	pts
	Gross premiums written - Reinsurance	34.7%	39.5%	(4.8)	pts	47.0%	52.3%	(5.3)	pts
	Net premiums written	$1,203,858	$1,055,934	14.0%		$2,982,744	$2,734,978	9.1%
	Net premiums earned	$1,156,941	$1,104,003	4.8%		$2,260,663	$2,192,628	3.1%
	Net premiums earned - Insurance	54.6%	52.3%	2.3	pts	55.2%	52.0%	3.2	pts
	Net premiums earned - Reinsurance	45.4%	47.7%	(2.3)	pts	44.8%	48.0%	(3.2)	pts
	Net income (loss) available (attributable) to common shareholders	$227,910	$112,477	nm		$343,645	$(72,908)	nm
	Operating income (loss) [a]	170,508	71,503	nm		253,247	(92,908)	nm
	Annualized return on average common equity [b]	19.3%	10.0%	9.3	pts	14.3%	(3.1)%	17.4	pts
	Annualized operating return on average common equity [c]	14.4%	6.3%	8.1	pts	10.6%	(3.9)%	14.5	pts
	Total shareholders’ equity	$5,389,760	$5,297,820	1.7%		$5,389,760	$5,297,820	1.7%

PER COMMON SHARE AND COMMON SHARE DATA	Earnings (loss) per diluted common share	$2.67	$1.33	nm		$4.04	($0.87)	nm
	Operating income (loss) per diluted common share [d]	$2.00	$0.84	nm		$2.98	($1.11)	nm
	Weighted average diluted common shares outstanding	85,267	84,600	0.8%		85,117	84,198	1.1%
	Book value per common share	$57.09	$56.32	1.4%		$57.09	$56.32	1.4%
	Book value per diluted common share (treasury stock method)	$55.50	$55.09	0.7%		$55.50	$55.09	0.7%
	Tangible book value per diluted common share (treasury stock method) [a]	$52.50	$51.79	1.4%		$52.50	$51.79	1.4%

FINANCIAL RATIOS	Current accident year loss ratio excluding catastrophe and weather-related losses	55.7%	58.0%	(2.3)	pts	55.4%	57.5%	(2.1)	pts
	Catastrophe and weather-related losses ratio	2.5%	3.5%	(1.0)	pts	6.2%	15.2%	(9.0)	pts
	Current accident year loss ratio	58.2%	61.5%	(3.3)	pts	61.6%	72.7%	(11.1)	pts
	Prior year reserve development ratio	(0.6%)	(0.2%)	(0.4)	pts	(0.5%)	(0.4%)	(0.1)	pts
	Net losses and loss expenses ratio	57.6%	61.3%	(3.7)	pts	61.1%	72.3%	(11.2)	pts
	Acquisition cost ratio	18.9%	20.7%	(1.8)	pts	19.4%	21.3%	(1.9)	pts
	General and administrative expense ratio [e]	14.1%	12.7%	1.4	pts	14.2%	13.5%	0.7	pts
	Combined ratio	90.6%	94.7%	(4.1)	pts	94.7%	107.1%	(12.4)	pts

INVESTMENT DATA	Total assets	$27,581,730	$26,359,173	4.6%		$27,581,730	$26,359,173	4.6%
	Total cash and invested assets [f]	16,107,625	15,224,701	5.8%		16,107,625	15,224,701	5.8%
	Net investment income	104,672	45,040	nm		218,836	138,140	58.4%
	Net investment gains (losses)	73,293	53,043	38.2%		$102,936	$(9,831)	nm
	Book yield of fixed maturities	2.0%	2.5%	(0.5)	pts	2.0%	2.5%	(0.5)	pts

[a]    Operating income (loss), operating income (loss) per diluted common share, annualized operating return on average common equity ("operating ROACE") and tangible book value per diluted common share are non-GAAP financial measures as defined by Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders, earnings (loss) per diluted common share, annualized return on average common equity ("ROACE") and book value per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided later in this document. Loss per diluted common share and operating loss per diluted common share for the six months ended June 30, 2020 were calculated using weighted average common shares outstanding due to the net loss attributable to common shareholders and operating loss recognized in the period.
[b]    Annualized ROACE is calculated by dividing annualized net income (loss) available (attributable) to common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[c]    Annualized operating ROACE is calculated by dividing annualized operating income (loss) for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[d]    Operating income (loss) per diluted common share is calculated by dividing operating income (loss) for the period by weighted average diluted common shares outstanding.
[e]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[f]    Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2021 AND 2020

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020

Revenues
Net premiums earned	$1,156,941	$1,104,003	$2,260,663	$2,192,628
Net investment income	104,672	45,040	218,836	138,140
Net investment gains (losses)	73,293	53,043	102,936	(9,831)
Other insurance related income (loss)	5,817	1,996	8,598	(6,710)
Total revenues	1,340,723	1,204,082	2,591,033	2,314,227

Expenses
Net losses and loss expenses	666,473	676,261	1,381,190	1,584,335
Acquisition costs	219,070	228,502	437,941	467,152
General and administrative expenses	162,452	140,652	320,860	297,712
Foreign exchange losses (gains)	19,602	9,709	23,716	(51,974)
Interest expense and financing costs	15,235	20,595	30,806	44,067
Reorganization expenses	—	392	—	(591)
Amortization of value of business acquired	1,028	1,285	2,056	3,083
Amortization of intangible assets	3,324	2,855	6,013	5,725
Total expenses	1,087,184	1,080,251	2,202,582	2,349,509

Income (loss) before income taxes and interest in income (loss) of equity method investments	253,539	123,831	388,451	(35,282)
Income tax expense	(27,865)	(10,893)	(48,641)	(6,026)
Interest in income (loss) of equity method investments	9,799	7,102	18,960	(16,475)
Net income (loss)	235,473	120,040	358,770	(57,783)
Preferred share dividends	7,563	7,563	15,125	15,125
Net income (loss) available (attributable) to common shareholders	$227,910	$112,477	$343,645	$(72,908)

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS - QUARTER

	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q2 2019
UNDERWRITING REVENUES
Gross premiums written	$1,941,186	$2,535,481	$1,348,419	$1,331,178	$1,716,183	$1,647,760
Ceded premiums written	(737,328)	(756,595)	(562,970)	(515,196)	(660,249)	(577,439)
Net premiums written	1,203,858	1,778,886	785,449	815,982	1,055,934	1,070,321

Gross premiums earned	1,794,769	1,671,139	1,735,932	1,680,529	1,694,861	1,680,663
Ceded premiums earned	(637,828)	(567,417)	(648,564)	(589,217)	(590,858)	(557,056)
Net premiums earned	1,156,941	1,103,722	1,087,368	1,091,312	1,104,003	1,123,607
Other insurance related income (loss)	5,817	2,781	(2,819)	1,440	1,996	2,925
Total underwriting revenues	1,162,758	1,106,503	1,084,549	1,092,752	1,105,999	1,126,532

UNDERWRITING EXPENSES
Net losses and loss expenses	666,473	714,718	817,239	879,677	676,261	672,463
Acquisition costs	219,070	218,871	231,800	230,564	228,502	242,363
Underwriting-related general and administrative expenses [a]	128,961	132,668	116,345	117,835	113,824	133,047
Total underwriting expenses	1,014,504	1,066,257	1,165,384	1,228,076	1,018,587	1,047,873

UNDERWRITING INCOME (LOSS) [b]	148,254	40,246	(80,835)	(135,324)	87,412	78,659

OTHER (EXPENSES) REVENUES
Net investment income	104,672	114,165	109,503	101,956	45,040	137,949
Net investment gains	73,293	29,645	83,356	55,609	53,043	21,225
Corporate expenses [a]	(33,491)	(25,740)	(26,907)	(20,988)	(26,828)	(32,348)
Foreign exchange (losses) gains	(19,602)	(4,113)	(72,309)	(60,734)	(9,709)	12,381
Interest expense and financing costs	(15,235)	(15,571)	(15,408)	(15,574)	(20,595)	(15,607)
Reorganization expenses	—	—	(7,059)	(1,413)	(392)	(3,276)
Amortization of value of business acquired	(1,028)	(1,028)	(1,028)	(1,028)	(1,285)	(7,194)
Amortization of intangible assets	(3,324)	(2,690)	(2,827)	(2,838)	(2,855)	(2,912)
Total other (expenses) revenues	105,285	94,668	67,321	54,990	36,419	110,218

INCOME (LOSS) BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	253,539	134,914	(13,514)	(80,334)	123,831	188,877
Income tax (expense) benefit	(27,865)	(20,776)	6,291	12,056	(10,893)	(14,469)
Interest in income of equity method investments	9,799	9,162	9,967	2,896	7,102	2,635

NET INCOME (LOSS)	235,473	123,300	2,744	(65,382)	120,040	177,043
Preferred share dividends	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(10,656)
NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$227,910	$115,737	$(4,819)	$(72,945)	$112,477	$166,387

[a]    Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above and in the 'Consolidated Statements of Operations - Year' section of this document.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS - QUARTER

	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q2 2019
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio excluding catastrophe and weather-related losses	55.7%	55.1%	57.4%	58.5%	58.0%	59.7%
Catastrophe and weather-related losses ratio	2.5%	10.1%	18.4%	22.2%	3.5%	2.3%
Current accident year loss ratio	58.2%	65.2%	75.8%	80.7%	61.5%	62.0%
Prior year reserve development ratio	(0.6%)	(0.4%)	(0.6%)	(0.1%)	(0.2%)	(2.2%)
Net losses and loss expenses ratio	57.6%	64.8%	75.2%	80.6%	61.3%	59.8%
Acquisition cost ratio	18.9%	19.8%	21.3%	21.1%	20.7%	21.6%
General and administrative expense ratio [a]	14.1%	14.3%	13.1%	12.8%	12.7%	14.7%
Combined ratio	90.6%	98.9%	109.6%	114.5%	94.7%	96.1%

Weighted average common shares outstanding	84,764	84,514	84,341	84,308	84,303	83,941
Weighted average diluted common shares outstanding	85,267	84,965	84,341	84,308	84,600	84,401
Earnings (loss) per common share	$2.69	$1.37	($0.06)	($0.87)	$1.33	$1.98
Earnings (loss) per diluted common share	$2.67	$1.36	($0.06)	($0.87)	$1.33	$1.97
Annualized ROACE	19.3%	9.9%	(0.4%)	(6.2%)	10.0%	14.3%
Annualized operating ROACE	14.4%	7.1%	(1.4%)	(5.5%)	6.3%	11.8%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS - YEAR

	Six months ended June 30,			Year ended December 31,
	2021	2020	2019	2020	2019
UNDERWRITING REVENUES
Gross premiums written	$4,476,667	$4,147,341	$4,230,986	$6,826,938	$6,898,858
Ceded premiums written	(1,493,923)	(1,412,363)	(1,383,605)	(2,490,529)	(2,409,243)
Net premiums written	2,982,744	2,734,978	2,847,381	4,336,409	4,489,615

Gross premiums earned	3,465,908	3,352,273	3,365,477	6,768,733	6,910,677
Ceded premiums earned	(1,205,245)	(1,159,645)	(1,107,658)	(2,397,424)	(2,323,499)
Net premiums earned	2,260,663	2,192,628	2,257,819	4,371,309	4,587,178
Other insurance related income (loss)	8,598	(6,710)	9,852	(8,089)	16,444
Total underwriting revenues	2,269,261	2,185,918	2,267,671	4,363,220	4,603,622

UNDERWRITING EXPENSES
Net losses and loss expenses	1,381,190	1,584,335	1,336,491	3,281,252	3,044,798
Acquisition costs	437,941	467,152	502,781	929,517	1,024,582
Underwriting-related general and administrative expenses [a]	261,629	243,786	271,920	477,968	505,735
Total underwriting expenses	2,080,760	2,295,273	2,111,192	4,688,737	4,575,115

UNDERWRITING INCOME (LOSS)	188,501	(109,355)	156,479	(325,517)	28,507

OTHER (EXPENSES) REVENUES
Net investment income	218,836	138,140	245,254	349,601	478,572
Net investment gains (losses)	102,936	(9,831)	33,996	129,133	91,233
Corporate expenses [a]	(59,231)	(53,926)	(68,566)	(101,822)	(129,096)
Foreign exchange (losses) gains	(23,716)	51,974	5,325	(81,069)	12,041
Interest expense and financing costs	(30,806)	(44,067)	(31,502)	(75,049)	(68,107)
Reorganization expenses	—	591	(18,096)	(7,881)	(37,384)
Amortization of value of business acquired	(2,056)	(3,083)	(20,298)	(5,139)	(26,722)
Amortization of intangible assets	(6,013)	(5,725)	(5,914)	(11,390)	(11,597)
Total other (expenses) revenues	199,950	74,073	140,199	196,384	308,940

INCOME (LOSS) BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	388,451	(35,282)	296,678	(129,133)	337,447
Income tax (expense) benefit	(48,641)	(6,026)	(15,703)	12,321	(23,692)
Interest in income (loss) of equity method investments	18,960	(16,475)	4,853	(3,612)	9,718

NET INCOME (LOSS)	358,770	(57,783)	285,828	(120,424)	323,473
Preferred share dividends	(15,125)	(15,125)	(21,313)	(30,250)	(41,112)
NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$343,645	$(72,908)	$264,515	$(150,674)	$282,361

[a]   Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to total general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS - YEAR

	Six months ended June 30,			Year ended December 31,
	2021	2020	2019	2020	2019
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio excluding catastrophe and weather-related losses	55.4%	57.5%	59.3%	57.7%	60.6%
Catastrophe and weather-related losses ratio	6.2%	15.2%	1.6%	17.7%	7.5%
Current accident year loss ratio	61.6%	72.7%	60.9%	75.4%	68.1%
Prior year reserve development ratio	(0.5%)	(0.4%)	(1.7%)	(0.3%)	(1.7%)
Net losses and loss expenses ratio	61.1%	72.3%	59.2%	75.1%	66.4%
Acquisition cost ratio	19.4%	21.3%	22.3%	21.3%	22.3%
General and administrative expense ratio [a]	14.2%	13.5%	15.0%	13.2%	13.9%
Combined ratio	94.7%	107.1%	96.5%	109.6%	102.6%

Weighted average common shares outstanding	84,640	84,198	83,834	84,262	83,894
Weighted average diluted common shares outstanding	85,117	84,198	84,338	84,262	84,473
Earnings (loss) per common share	$4.06	($0.87)	$3.16	($1.79)	$3.37
Earnings (loss) per diluted common share	$4.04	($0.87)	$3.14	($1.79)	$3.34
Annualized ROACE	14.3%	(3.1%)	11.7%	(3.2%)	6.3%
Annualized operating ROACE	10.6%	(3.9%)	10.7%	(3.7%)	4.7%
[a]     Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED SEGMENT DATA

	Three months ended June 30, 2021			Six months ended June 30, 2021
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$1,268,472	$672,714	$1,941,186	$2,371,670	$2,104,997	$4,476,667
Ceded premiums written	(555,587)	(181,741)	(737,328)	(950,971)	(542,952)	(1,493,923)
Net premiums written	712,885	490,973	1,203,858	1,420,699	1,562,045	2,982,744

Gross premiums earned	1,076,900	717,869	1,794,769	2,089,841	1,376,067	3,465,908
Ceded premiums earned	(445,225)	(192,603)	(637,828)	(841,879)	(363,366)	(1,205,245)
Net premiums earned	631,675	525,266	1,156,941	1,247,962	1,012,701	2,260,663
Other insurance related income	552	5,265	5,817	967	7,631	8,598
Total underwriting revenues	632,227	530,531	1,162,758	1,248,929	1,020,332	2,269,261

UNDERWRITING EXPENSES
Net losses and loss expenses	332,175	334,298	666,473	689,072	692,118	1,381,190
Acquisition costs	106,963	112,107	219,070	224,642	213,299	437,941
Underwriting-related general and administrative expenses	99,569	29,392	128,961	202,872	58,757	261,629
Total underwriting expenses	538,707	475,797	1,014,504	1,116,586	964,174	2,080,760

UNDERWRITING INCOME	$93,520	$54,734	$148,254	$132,343	$56,158	$188,501

Catastrophe and weather-related losses, net of reinstatement premiums	$11,088	$17,474	$28,562	$47,114	$91,698	$138,812
Net favorable prior year reserve development	$6,427	$381	$6,808	$7,932	$4,194	$12,126

KEY RATIOS
Current accident year loss ratio excluding catastrophe and weather-related losses	51.8%	60.4%	55.7%	52.1%	59.5%	55.4%
Catastrophe and weather-related losses ratio	1.8%	3.3%	2.5%	3.8%	9.3%	6.2%
Current accident year loss ratio	53.6%	63.7%	58.2%	55.9%	68.8%	61.6%
Prior year reserve development ratio	(1.0%)	(0.1%)	(0.6%)	(0.7%)	(0.5%)	(0.5%)
Net losses and loss expenses ratio	52.6%	63.6%	57.6%	55.2%	68.3%	61.1%
Acquisition cost ratio	16.9%	21.3%	18.9%	18.0%	21.1%	19.4%
Underwriting-related general and administrative expense ratio	15.8%	5.7%	11.2%	16.3%	5.8%	11.6%
Corporate expense ratio			2.9%			2.6%
Combined ratio	85.3%	90.6%	90.6%	89.5%	95.2%	94.7%

AXIS CAPITAL HOLDINGS LIMITED
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Six months ended June 30,		Year ended December 31,
	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q2 2019	2021	2020	2020

INSURANCE SEGMENT
Property	$320,393	$261,786	$255,606	$238,599	$278,841	$259,295	$582,179	$502,444	$996,650
Marine	114,061	187,948	63,901	82,810	116,398	99,389	302,009	272,694	419,405
Terrorism	12,339	19,744	13,486	14,767	11,008	15,157	32,083	27,528	55,781
Aviation	29,742	20,402	23,946	22,702	23,794	18,539	50,143	41,024	87,671
Credit and Political Risk	43,140	37,451	56,264	24,473	28,002	36,076	80,592	75,677	156,414
Professional Lines	463,796	337,765	434,868	338,907	346,338	321,284	801,561	604,729	1,378,503
Liability	241,630	193,151	215,131	172,747	204,398	190,030	434,781	375,276	763,155
Accident and Health	43,481	44,847	40,843	39,262	27,419	28,126	88,328	78,480	158,585
Discontinued Lines - Novae	(110)	104	254	1,550	1,370	429	(6)	431	2,235
TOTAL INSURANCE SEGMENT	$1,268,472	$1,103,198	$1,104,299	$935,817	$1,037,568	$968,325	$2,371,670	$1,978,283	$4,018,399

REINSURANCE SEGMENT
Catastrophe	$133,089	$250,956	$24,497	$74,656	$189,706	$245,203	$384,045	$451,990	$551,143
Property	44,325	126,455	(1,115)	58,907	54,763	43,135	170,780	187,952	245,744
Credit and Surety	37,413	83,221	43,519	38,110	50,332	38,465	120,634	151,070	232,699
Professional Lines	148,398	131,255	45,888	31,752	111,725	92,915	279,653	235,295	312,935
Motor	39,781	223,524	(15,427)	(2,235)	42,970	6,846	263,304	322,102	304,439
Liability	182,106	269,201	113,591	136,791	149,635	125,990	451,308	368,531	618,913
Engineering	(2,502)	(2,428)	5,552	1,408	3,006	7,600	(4,930)	18,926	25,886
Agriculture	46,874	16,441	901	7,455	43,896	70,077	63,314	62,144	70,500
Marine and Aviation	25,613	32,340	10,900	6,341	25,867	22,042	57,954	55,861	73,103
Accident and Health	16,934	301,318	15,706	41,820	6,625	27,723	318,252	314,303	371,828
Discontinued Lines - Novae	683	—	108	356	90	(561)	683	884	1,349
TOTAL REINSURANCE SEGMENT	$672,714	$1,432,283	$244,120	$395,361	$678,615	$679,435	$2,104,997	$2,169,058	$2,808,539

CONSOLIDATED TOTAL	$1,941,186	$2,535,481	$1,348,419	$1,331,178	$1,716,183	$1,647,760	$4,476,667	$4,147,341	$6,826,938

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED DATA - QUARTER AND PRIOR YEAR

							Year ended December 31,
	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q2 2019	2020
UNDERWRITING REVENUES
Gross premiums written	$1,941,186	$2,535,481	$1,348,419	$1,331,178	$1,716,183	$1,647,760	$6,826,938
Ceded premiums written	(737,328)	(756,595)	(562,970)	(515,196)	(660,249)	(577,439)	(2,490,529)
Net premiums written	1,203,858	1,778,886	785,449	815,982	1,055,934	1,070,321	4,336,409

Gross premiums earned	1,794,769	1,671,139	1,735,932	1,680,529	1,694,861	1,680,663	6,768,733
Ceded premiums earned	(637,828)	(567,417)	(648,564)	(589,217)	(590,858)	(557,056)	(2,397,424)
Net premiums earned	1,156,941	1,103,722	1,087,368	1,091,312	1,104,003	1,123,607	4,371,309
Other insurance related income (loss)	5,817	2,781	(2,819)	1,440	1,996	2,925	(8,089)
Total underwriting revenues	1,162,758	1,106,503	1,084,549	1,092,752	1,105,999	1,126,532	4,363,220

UNDERWRITING EXPENSES
Net losses and loss expenses	666,473	714,718	817,239	879,677	676,261	672,463	3,281,252
Acquisition costs	219,070	218,871	231,800	230,564	228,502	242,363	929,517
Underwriting-related general and administrative expenses	128,961	132,668	116,345	117,835	113,824	133,047	477,968
Total underwriting expenses	1,014,504	1,066,257	1,165,384	1,228,076	1,018,587	1,047,873	4,688,737

UNDERWRITING INCOME (LOSS)	$148,254	$40,246	$(80,835)	$(135,324)	$87,412	$78,659	$(325,517)

Catastrophe and weather-related losses, net of reinstatement premiums	$28,562	$110,250	$198,028	$240,025	$36,047	$25,564	$773,919
Net favorable prior year reserve development	$6,808	$5,317	$6,559	$584	$2,655	$23,621	$15,909

KEY RATIOS
Current accident year loss ratio excluding catastrophe and weather-related losses	55.7%	55.1%	57.4%	58.5%	58.0%	59.7%	57.7%
Catastrophe and weather-related losses ratio	2.5%	10.1%	18.4%	22.2%	3.5%	2.3%	17.7%
Current accident year loss ratio	58.2%	65.2%	75.8%	80.7%	61.5%	62.0%	75.4%
Prior year reserve development ratio	(0.6%)	(0.4%)	(0.6%)	(0.1%)	(0.2%)	(2.2%)	(0.3%)
Net losses and loss expenses ratio	57.6%	64.8%	75.2%	80.6%	61.3%	59.8%	75.1%
Acquisition cost ratio	18.9%	19.8%	21.3%	21.1%	20.7%	21.6%	21.3%
Underwriting-related general and administrative expenses ratio	14.1%	14.3%	13.1%	12.8%	12.7%	14.7%	13.2%
Combined ratio	90.6%	98.9%	109.6%	114.5%	94.7%	96.1%	109.6%

AXIS CAPITAL HOLDINGS LIMITED
INSURANCE SEGMENT DATA - QUARTER AND PRIOR YEAR

							Year ended December 31,
	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q2 2019	2020
UNDERWRITING REVENUES
Gross premiums written	$1,268,472	$1,103,198	$1,104,299	$935,817	$1,037,568	$968,325	$4,018,399
Ceded premiums written	(555,587)	(395,384)	(476,066)	(390,960)	(434,807)	(376,416)	(1,660,898)
Net premiums written	712,885	707,814	628,233	544,857	602,761	591,909	2,357,501

Gross premiums earned	1,076,900	1,012,941	1,006,930	948,478	952,241	884,480	3,839,727
Ceded premiums earned	(445,225)	(396,655)	(417,160)	(378,294)	(375,222)	(347,220)	(1,540,689)
Net premiums earned	631,675	616,286	589,770	570,184	577,019	537,260	2,299,038
Other insurance related income (loss)	552	415	556	688	755	(695)	2,647
Total underwriting revenues	632,227	616,701	590,326	570,872	577,774	536,565	2,301,685

UNDERWRITING EXPENSES
Net losses and loss expenses	332,175	356,898	444,444	443,389	337,367	308,703	1,697,014
Acquisition costs	106,963	117,679	117,954	114,569	116,259	111,655	461,533
Underwriting-related general and administrative expenses	99,569	103,303	93,930	94,379	89,751	104,898	378,839
Total underwriting expenses	538,707	577,880	656,328	652,337	543,377	525,256	2,537,386

UNDERWRITING INCOME (LOSS)	$93,520	$38,821	$(66,002)	$(81,465)	$34,397	$11,309	$(235,701)

Catastrophe and weather-related losses, net of reinstatement premiums	$11,088	$36,026	$118,185	$131,853	$15,786	$14,483	$443,440
Net favorable prior year reserve development	$6,427	$1,505	$4,417	$270	$420	$21,326	$8,937

KEY RATIOS
Current accident year loss ratio excluding catastrophe and weather-related losses	51.8%	52.3%	56.1%	54.7%	55.6%	58.7%	55.1%
Catastrophe and weather-related losses ratio	1.8%	5.9%	20.0%	23.1%	2.9%	2.7%	19.1%
Current accident year loss ratio	53.6%	58.2%	76.1%	77.8%	58.5%	61.4%	74.2%
Prior year reserve development ratio	(1.0%)	(0.3%)	(0.7%)	—%	—%	(3.9%)	(0.4%)
Net losses and loss expenses ratio	52.6%	57.9%	75.4%	77.8%	58.5%	57.5%	73.8%
Acquisition cost ratio	16.9%	19.1%	20.0%	20.1%	20.1%	20.8%	20.1%
Underwriting-related general and administrative expenses ratio	15.8%	16.8%	15.9%	16.5%	15.6%	19.5%	16.5%
Combined ratio	85.3%	93.8%	111.3%	114.4%	94.2%	97.8%	110.4%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE SEGMENT DATA - QUARTER AND PRIOR YEAR

							Year ended December 31,
	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q2 2019	2020
UNDERWRITING REVENUES
Gross premiums written	$672,714	$1,432,283	$244,120	$395,361	$678,615	$679,435	$2,808,539
Ceded premiums written	(181,741)	(361,211)	(86,904)	(124,236)	(225,442)	(201,023)	(829,631)
Net premiums written	490,973	1,071,072	157,216	271,125	453,173	478,412	1,978,908

Gross premiums earned	717,869	658,198	729,002	732,051	742,620	796,183	2,929,006
Ceded premiums earned	(192,603)	(170,762)	(231,404)	(210,923)	(215,636)	(209,836)	(856,735)
Net premiums earned	525,266	487,436	497,598	521,128	526,984	586,347	2,072,271
Other insurance related income (loss)	5,265	2,366	(3,375)	752	1,241	3,620	(10,736)
Total underwriting revenues	530,531	489,802	494,223	521,880	528,225	589,967	2,061,535

UNDERWRITING EXPENSES
Net losses and loss expenses	334,298	357,820	372,795	436,288	338,894	363,760	1,584,238
Acquisition costs	112,107	101,192	113,846	115,995	112,243	130,708	467,984
Underwriting-related general and administrative expenses	29,392	29,365	22,415	23,456	24,073	28,149	99,129
Total underwriting expenses	475,797	488,377	509,056	575,739	475,210	522,617	2,151,351

UNDERWRITING INCOME (LOSS)	$54,734	$1,425	$(14,833)	$(53,859)	$53,015	$67,350	$(89,816)

Catastrophe and weather-related losses, net of reinstatement premiums	$17,474	$74,224	$79,843	$108,172	$20,261	$11,081	$330,479
Net favorable prior year reserve development	$381	$3,812	$2,142	$314	$2,235	$2,295	$6,972

KEY RATIOS
Current accident year loss ratio excluding catastrophe and weather-related losses	60.4%	58.6%	59.0%	62.7%	60.6%	60.5%	60.6%
Catastrophe and weather-related losses ratio	3.3%	15.6%	16.3%	21.1%	4.1%	1.9%	16.2%
Current accident year loss ratio	63.7%	74.2%	75.3%	83.8%	64.7%	62.4%	76.8%
Prior year reserve development ratio	(0.1%)	(0.8%)	(0.4%)	(0.1%)	(0.4%)	(0.4%)	(0.4%)
Net losses and loss expenses ratio	63.6%	73.4%	74.9%	83.7%	64.3%	62.0%	76.4%
Acquisition cost ratio	21.3%	20.8%	22.9%	22.3%	21.3%	22.3%	22.6%
Underwriting-related general and administrative expense ratio	5.7%	6.0%	4.5%	4.5%	4.6%	4.8%	4.8%
Combined ratio	90.6%	100.2%	102.3%	110.5%	90.2%	89.1%	103.8%

AXIS CAPITAL HOLDINGS LIMITED
STRATEGIC CAPITAL PARTNERS

	Three months ended June 30,						Six months ended June 30,
	2021			2020			2021			2020
TOTAL MANAGED PREMIUMS [a]	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Total Managed Premiums	$1,268,472	$672,714	$1,941,186	$1,037,568	$678,615	$1,716,183	$2,371,670	$2,104,997	$4,476,667	$1,978,283	$2,169,058	$4,147,341
Premiums ceded to Harrington Re	2,316	67,915	70,231	4,081	59,583	63,664	4,045	185,477	189,522	5,200	173,134	178,334
Premiums ceded to Other Strategic Capital Partners	—	113,826	113,826	17,266	165,859	183,125	—	357,475	357,475	35,800	445,357	481,157
Premiums ceded to Other Reinsurers	553,271	—	553,271	413,460	—	413,460	946,926	—	946,926	752,872	—	752,872
Net premiums written	$712,885	$490,973	$1,203,858	$602,761	$453,173	$1,055,934	$1,420,699	$1,562,045	$2,982,744	$1,184,411	$1,550,567	$2,734,978

FEE INCOME FROM STRATEGIC CAPITAL PARTNERS [b]
Fee income	$—	$15,467	$15,467	$2,713	$13,600	$16,313	$—	$27,695	$27,695	$5,419	$26,569	$31,988

[a] Total managed premiums represents gross premiums written of $1.9 billion and $1.7 billion for the three months ended June 30, 2021 and 2020, respectively, and $4.5 billion and $4.1 billion for the six months ended June 30, 2021 and 2020, respectively and includes premiums written by the insurance and reinsurance segments on behalf of strategic capital partners and other reinsurers. Premiums ceded to strategic capital partners and other reinsurers by AXIS Insurance and AXIS Re are presented above.
[b] Fee income from strategic capital partners represents service fees and reimbursement of expenses from strategic capital partners. Fee income from strategic capital partners included $5.0 million and $0.8 million in other insurance related income (loss) for the three months ended June 30, 2021 and 2020, respectively and $6.6 million and $1.6 million for the six months ended June 30, 2021 and 2020, respectively. It also included $10.5 million and $15.5 million as an offset to general and administrative expenses for the three months ended June 30, 2021 and 2020, respectively and $21.1 million and $30.4 million for the six months ended June 30, 2021 and 2020, respectively.

AXIS CAPITAL HOLDINGS LIMITED
NET INVESTMENT INCOME - QUARTER AND YEAR

							Six months ended June 30,
	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q2 2019	2021	2020

Fixed maturities	$61,244	$69,470	$72,727	$73,992	$80,459	$97,370	$130,714	$170,402
Other investments	41,414	41,833	30,634	25,125	(37,580)	31,232	83,248	(39,700)
Equity securities	3,100	2,498	3,069	1,871	2,263	3,197	5,598	4,387
Mortgage loans	4,355	4,187	4,110	3,609	3,660	3,689	8,541	7,713
Cash and cash equivalents	617	2,336	3,768	2,491	2,392	8,138	2,953	7,323
Short-term investments	66	133	446	440	366	1,108	199	1,863

Gross investment income	110,796	120,457	114,754	107,528	51,560	144,734	231,253	151,988
Investment expenses	(6,124)	(6,292)	(5,251)	(5,572)	(6,520)	(6,785)	(12,417)	(13,848)

Net investment income	$104,672	$114,165	$109,503	$101,956	$45,040	$137,949	$218,836	$138,140

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2021	2021	2020	2020	2020	2019
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$11,898,300	$11,728,611	$12,041,799	$12,609,241	$12,046,415	$12,522,955
Fixed maturities, held to maturity, at amortized cost	403,370	404,690	—	—	—	—
Equity securities, at fair value	588,196	547,676	518,445	417,886	378,860	433,407
Mortgage loans, held for investment, at fair value	656,056	629,576	593,290	544,095	524,757	394,179
Other investments, at fair value	865,238	790,530	829,156	760,206	768,635	802,064
Equity method investments	133,169	123,370	114,209	104,242	101,346	112,956
Short-term investments, at fair value	112,862	185,699	161,897	69,996	34,337	32,421
Total investments	14,657,191	14,410,152	14,258,796	14,505,666	13,854,350	14,297,982
Cash and cash equivalents	1,589,443	1,560,279	1,503,232	1,440,816	1,648,833	1,094,714
Accrued interest receivable	63,215	61,222	65,020	70,013	68,880	82,567
Insurance and reinsurance premium balances receivable	3,393,777	3,367,142	2,738,342	3,131,791	3,527,147	3,732,529
Reinsurance recoverable on unpaid losses and loss expenses	4,626,454	4,533,232	4,496,641	4,337,683	4,160,521	3,564,812
Reinsurance recoverable on paid losses and loss expenses	467,180	459,411	434,201	373,431	395,990	364,536
Deferred acquisition costs	574,658	577,509	431,439	520,706	583,484	657,275
Prepaid reinsurance premiums	1,479,328	1,379,450	1,194,455	1,278,672	1,352,090	1,291,979
Receivable for investments sold	3,671	1,450	2,150	17,513	2,985	25,850
Goodwill	100,801	100,801	100,801	102,003	102,003	102,003
Intangible assets	214,286	216,904	219,633	222,362	225,092	236,009
Value of business acquired	1,798	2,826	3,854	4,881	5,909	15,416
Operating lease right-of-use assets	112,444	116,693	123,579	131,776	136,815	132,940
Other assets	297,484	298,756	305,544	315,683	295,074	271,562
TOTAL ASSETS	$27,581,730	$27,085,827	$25,877,687	$26,452,996	$26,359,173	$25,870,174

LIABILITIES
Reserve for losses and loss expenses	$14,157,353	$14,025,274	$13,926,766	$13,653,488	$13,179,166	$12,254,711
Unearned premiums	4,698,944	4,551,424	3,685,886	4,070,649	4,418,728	4,503,132
Insurance and reinsurance balances payable	1,409,772	1,231,403	1,092,042	1,244,846	1,365,799	1,484,285
Debt	1,310,328	1,310,009	1,309,695	1,309,384	1,309,076	1,387,748
Payable for investments purchased	205,895	389,925	104,777	458,111	350,347	181,274
Operating lease liabilities	130,174	134,002	140,263	140,058	141,621	133,257
Other liabilities	279,504	267,400	322,564	310,565	296,616	359,290
TOTAL LIABILITIES	22,191,970	21,909,437	20,581,993	21,187,101	21,061,353	20,303,697

SHAREHOLDERS’ EQUITY
Preferred shares	550,000	550,000	550,000	550,000	550,000	775,000
Common shares	2,206	2,206	2,206	2,206	2,206	2,206
Additional paid-in capital	2,326,288	2,316,147	2,330,054	2,325,196	2,317,354	2,303,592
Accumulated other comprehensive income	226,317	214,861	414,395	350,111	281,599	156,145
Retained earnings	6,034,151	5,842,850	5,763,607	5,804,637	5,913,029	6,108,577
Treasury shares, at cost	(3,749,202)	(3,749,674)	(3,764,568)	(3,766,255)	(3,766,368)	(3,779,043)
TOTAL SHAREHOLDERS' EQUITY	5,389,760	5,176,390	5,295,694	5,265,895	5,297,820	5,566,477

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$27,581,730	$27,085,827	$25,877,687	$26,452,996	$26,359,173	$25,870,174

Common shares outstanding	84,767	84,753	84,353	84,309	84,306	83,947
Diluted common shares outstanding [a]	87,197	87,235	86,143	86,132	86,178	85,579
Book value per common share	$57.09	$54.59	$56.26	$55.94	$56.32	$57.08
Book value per diluted common share	$55.50	$53.03	$55.09	$54.75	$55.09	$55.99
Tangible book value per diluted common share	$52.50	$49.91	$51.90	$51.52	$51.79	$52.54
Debt to total capital [b]	19.6%	20.2%	19.8%	19.9%	19.8%	20.0%
Debt and preferred equity to total capital	27.8%	28.7%	28.2%	28.3%	28.1%	31.1%

[a]      Treasury stock method was applied. Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]      The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS PORTFOLIO
At June 30, 2021

	Cost or Amortized Cost	Allowance for Expected Credit Losses	Unrealized Gains	Unrealized Losses	Fair Value or Net Carrying Value	Percentage
Fixed Maturities, available for sale, at fair value
U.S. government and agency	$2,542,892	$—	$18,830	$(9,782)	$2,551,940	15.9%
Non-U.S. government	658,176	—	25,177	(2,781)	680,572	4.2%
Corporate debt	4,358,107	(42)	154,343	(13,014)	4,499,394	27.9%
Agency RMBS	1,022,259	—	25,789	(3,492)	1,044,556	6.5%
CMBS	1,097,457	—	48,538	(1,403)	1,144,592	7.1%
Non-Agency RMBS	204,437	(42)	4,016	(922)	207,489	1.3%
ABS	1,493,549	—	8,488	(2,398)	1,499,639	9.3%
Municipals	261,482	—	8,776	(140)	270,118	1.7%
Total fixed maturities, available for sale, at fair value	11,638,359	(84)	293,957	(33,932)	11,898,300	73.9%

Fixed maturities, held to maturity, at amortized cost	403,370	—	—	—	403,370	2.5%

Equity securities, at fair value
Common stocks	943	—	424	(415)	952	—%
Preferred Stocks	115	—	136	—	251	—%
Exchange traded funds	203,336	—	107,019	(370)	309,985	1.9%
Bond mutual funds	267,820	—	9,188	—	277,008	1.8%
Total equity securities, at fair value	472,214	—	116,767	(785)	588,196	3.7%

Total fixed maturities and equity securities	$12,513,943	$(84)	$410,724	$(34,717)	12,889,866	80.1%

Mortgage loans, held for investment					656,056	4.1%

Other investments (see below)					865,238	5.4%

Equity method investments					133,169	0.8%

Short-term investments					112,862	0.6%

Total investments					14,657,191	91.0%

Cash and cash equivalents [a]					1,589,443	9.9%

Accrued interest receivable					63,215	0.4%

Net receivable/(payable) for investments sold (purchased)					(202,224)	(1.3%)

Total cash and invested assets					$16,107,625	100.0%

					Fair Value	Percentage
Other Investments:
Long/short equity funds					$3,774	0.4%
Multi-strategy funds					108,974	12.6%
Direct lending funds					288,404	33.3%
Real estate funds					201,833	23.3%
Private equity funds					190,465	22.0%
Other privately held investments					64,786	7.5%
Collateralized loan obligations - equity tranches					7,002	0.9%
Total					$865,238	100.0%

[a]    Includes $590 million of restricted cash and cash equivalents.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS COMPOSITION - QUARTER

	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q2 2019
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities, available for sale:
U.S. government and agency	15.9%	14.0%	12.2%	12.8%	13.2%	15.1%
Non-U.S. government	4.2%	4.6%	4.3%	4.3%	4.0%	3.5%
Corporate debt	27.9%	28.7%	29.6%	30.8%	30.6%	32.3%
MBS:
Agency RMBS	6.5%	7.7%	8.2%	10.8%	10.1%	11.0%
CMBS	7.1%	8.1%	8.6%	8.9%	9.0%	7.7%
Non-agency RMBS	1.3%	1.1%	0.9%	0.9%	0.8%	0.4%
ABS	9.3%	9.0%	10.9%	10.7%	10.1%	10.4%
Municipals	1.7%	1.8%	1.9%	1.8%	1.3%	1.3%

Total Fixed Maturities, available for sale	73.9%	75.0%	76.6%	81.0%	79.1%	81.7%
Fixed Maturities, held to maturity	2.5%	2.6%	—%	—%	—%	—%
Equity securities	3.7%	3.5%	3.3%	2.7%	2.5%	2.8%
Mortgage loans	4.1%	4.0%	3.8%	3.5%	3.4%	2.6%
Other investments	5.4%	5.1%	5.3%	4.9%	5.0%	5.2%
Equity method investments	0.8%	0.8%	0.7%	0.7%	0.7%	0.7%
Short-term investments	0.6%	1.1%	1.0%	0.3%	0.3%	0.3%

Total Investments	91.0%	92.1%	90.7%	93.1%	91.0%	93.3%
Cash and cash equivalents	9.9%	10.0%	9.6%	9.3%	10.8%	7.1%
Accrued interest receivable	0.4%	0.4%	0.4%	0.4%	0.5%	0.5%
Net receivable/(payable) for investments sold (purchased)	(1.3%)	(2.5%)	(0.7%)	(2.8%)	(2.3%)	(0.9%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency	20.7%	18.0%	15.9%	15.8%	16.7%	18.5%
AAA	35.2%	37.0%	37.8%	39.8%	38.9%	35.8%
AA	7.4%	7.8%	7.6%	7.4%	6.8%	8.6%
A	14.6%	15.2%	15.7%	15.7%	16.4%	14.1%
BBB	13.2%	13.4%	14.4%	13.4%	13.2%	13.6%
Below BBB	8.9%	8.6%	8.6%	7.9%	8.0%	9.4%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Within one year	4.3%	5.0%	3.6%	2.9%	3.3%	3.1%
From one to five years	38.7%	36.9%	36.0%	35.3%	36.3%	41.8%
From five to ten years	20.3%	19.5%	20.7%	21.1%	20.7%	15.7%
Above ten years	1.7%	1.9%	2.3%	2.1%	1.8%	3.2%
Asset-backed and mortgage-backed securities	35.0%	36.7%	37.4%	38.6%	37.9%	36.2%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	2.0%	2.1%	2.3%	2.3%	2.5%	3.0%
Yield to maturity of fixed maturities	1.4%	1.5%	1.3%	1.4%	1.6%	2.7%
Average duration of fixed maturities	3.1 yrs	3.3 yrs	3.3 yrs	3.4 yrs	3.4 yrs	3.0 yrs
Average credit quality	AA-	AA-	AA-	AA-	AA-	AA-

AXIS CAPITAL HOLDINGS LIMITED
CORPORATE DEBT INVESTED ASSETS COMPOSITION
At June 30, 2021

	Fair Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banks	$802,396	17.8%	5.0%
Non-U.S. banks	350,022	7.8%	2.2%
Corporate/commercial finance	219,516	4.9%	1.4%
Insurance	155,260	3.5%	1.0%
Investment brokerage	60,434	1.3%	0.4%
Total financial institutions	1,587,628	35.3%	10.0%
Consumer non-cyclicals	461,113	10.2%	2.9%
Communications	270,391	6.0%	1.7%
Consumer cyclical	225,595	5.0%	1.4%
Technology	208,966	4.6%	1.3%
Utilities	188,078	4.2%	1.2%
Energy	170,181	3.8%	1.1%
Non-U.S. government guaranteed	147,176	3.3%	0.9%
Industrials	123,334	2.7%	0.8%
Transportation	99,998	2.2%	0.6%
Total investment grade	3,482,460	77.3%	21.9%

Total non-investment grade	1,016,934	22.7%	6.0%

Total corporate debt	$4,499,394	100.0%	27.9%

AXIS CAPITAL HOLDINGS LIMITED
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At June 30, 2021

	Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	% of Total Fixed Maturities
ISSUER [a]
BANK OF AMERICA CORP	$122,578	$5,573	$128,151	1.1%
MORGAN STANLEY	115,061	5,722	120,783	1.0%
JP MORGAN CHASE & CO	99,731	2,677	102,408	0.9%
GOLDMAN SACHS GROUP	93,578	3,743	97,321	0.8%
WELLS FARGO & COMPANY	88,954	4,216	93,170	0.8%
CITIGROUP INC	74,063	4,458	78,521	0.7%
AT&T INC	46,542	1,424	47,966	0.4%
MITSUBISHI UFJ FINANCIAL GROUP INC	40,613	1,101	41,714	0.4%
COMCAST CORPORATION	36,834	2,179	39,013	0.3%
VERIZON COMMUNICATIONS INC	34,597	1,930	36,527	0.3%

[a]  These holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS CAPITAL HOLDINGS LIMITED
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At June 30, 2021

Available for sale, at fair value	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$1,044,556	$180,702	$4,294	$13,223	$866	$8,404	$1,252,045
Commercial MBS	89,541	973,052	68,272	5,612	—	8,115	1,144,592
ABS	—	1,234,994	100,217	84,567	44,948	34,913	1,499,639

Total mortgage-backed and asset-backed securities, available for sale, at fair value	$1,134,097	$2,388,748	$172,783	$103,402	$45,814	$51,432	$3,896,276

Percentage of total	29.1%	61.3%	4.4%	2.7%	1.2%	1.3%	100.0%

Held to maturity, at amortized cost	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

ABS	—	274,106	129,264	—	—	—	403,370

Total mortgage-backed and asset-backed securities, held to maturity, at amortized cost	$—	$274,106	$129,264	$—	$—	$—	$403,370

Percentage of total	—%	68.0%	32.0%	—%	—%	—%	100.0%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS

	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q2 2019
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$318,421	$329,210	$265,494	$234,072	$205,112	$159,259
Reinsurance	148,759	130,201	168,707	139,359	190,878	205,558
Total	$467,180	$459,411	$434,201	$373,431	$395,990	$364,817

Reinsurance recoverable on unpaid losses and loss expenses: Case reserves
Insurance	$870,602	$870,816	$878,107	$874,612	$898,849	$871,493
Reinsurance	518,973	491,517	505,437	452,201	406,723	351,230
Total	$1,389,575	$1,362,333	$1,383,544	$1,326,813	$1,305,572	$1,222,723

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$2,395,835	$2,329,090	$2,339,557	$2,258,508	$2,151,986	$1,889,003
Reinsurance	867,253	866,927	797,251	775,187	723,950	470,322
Total	$3,263,088	$3,196,017	$3,136,808	$3,033,695	$2,875,936	$2,359,325

Allowance for expected credit losses:
Insurance	$(22,749)	$(22,037)	$(21,298)	$(20,369)	$(19,025)	$(16,722)
Reinsurance	(3,460)	(3,081)	(2,413)	(2,456)	(1,962)	(795)
Total	$(26,209)	$(25,118)	$(23,711)	$(22,825)	$(20,987)	$(17,517)

Reinsurance recoverable on unpaid and paid losses and loss expenses:
Insurance	$3,562,109	$3,507,079	$3,461,860	$3,346,823	$3,236,922	$2,903,033
Reinsurance	1,531,525	1,485,564	1,468,982	1,364,291	1,319,589	1,026,315
Total	$5,093,634	$4,992,643	$4,930,842	$4,711,114	$4,556,511	$3,929,348

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS
At June 30, 2021

Categories	Reinsurance Recoverable, Gross of Collateral	Collateral	Reinsurance Recoverable, Net of Collateral	% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity	Allowance for expected credit losses	Allowance for expected credit loss as % of Reinsurance Recoverable, Gross of Collateral	Reinsurance recoverable on unpaid and paid losses and loss expenses
Top 10 reinsurers based on gross recoverable	$2,687,243	$(626,577)	$2,060,666	52.8%	38.2%	$(11,016)	0.4%	$2,676,227
Other reinsurers balances > $20 million	1,939,266	(446,082)	1,493,184	38.2%	27.7%	(11,032)	0.6%	1,928,234
Other reinsurers balances < $20 million	493,334	(143,145)	350,189	9.0%	6.5%	(4,161)	0.8%	489,173
Total	$5,119,843	$(1,215,804)	$3,904,039	100.0%	72.4%	$(26,209)	0.5%	$5,093,634

At June 30, 2021, reinsurance recoverable balances, gross of collateral, of 87.7% (December 31, 2020: 87.6%) were collectible from reinsurers rated the equivalent of A- or better by A.M. Best.

Top 10 Reinsurers, Net of Collateral		% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity
1	Swiss Reinsurance America Corporation	13.5%	9.8%
2	Harrington Re Ltd.	8.9%	6.4%
3	Lloyds of London	7.0%	5.1%
4	Transatlantic Reinsurance Co	5.8%	4.2%
5	Hannover Ruck SE	5.0%	3.6%
6	Partner Reinsurance Co of the US	4.3%	3.1%
7	SCOR Reinsurance Company	3.5%	2.5%
8	Everest Reinsurance Company	3.3%	2.4%
9	Munich Reinsurance America, Inc	3.1%	2.3%
10	Swiss Reinsurance Company Ltd	2.0%	1.5%
		56.4%	40.9%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended June 30, 2021			Six months ended June 30, 2021
	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses
Reserve for losses and loss expenses

Beginning of period	$14,025,274	$(4,533,232)	$9,492,042	$13,926,766	$(4,496,641)	$9,430,125
Incurred losses and loss expenses	1,024,491	(358,018)	666,473	2,116,720	(735,530)	1,381,190
Paid losses and loss expenses	(910,653)	254,440	(656,213)	(1,892,199)	542,903	(1,349,296)
Foreign exchange and other	18,241	10,356	28,597	6,066	62,814	68,880

End of period [a]	$14,157,353	$(4,626,454)	$9,530,899	$14,157,353	$(4,626,454)	$9,530,899

[a]   At June 30, 2021, reserve for losses and loss expenses included IBNR of $8.8 billion, or 62% (December 31, 2020: $8.6 billion, or 62%).

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Three months ended June 30, 2021			Six months ended June 30, 2021
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross paid losses and loss expenses	$493,803	$416,850	$910,653	$1,067,013	$825,186	$1,892,199
Reinsurance recoverable on paid losses and loss expenses	(174,727)	(79,713)	(254,440)	(412,467)	(130,436)	(542,903)
Net paid losses and loss expenses	319,076	337,137	656,213	654,546	694,750	1,349,296

Gross case reserves	(1,372)	58,448	57,076	(20,662)	63,064	42,402
Gross IBNR	83,955	(27,193)	56,762	132,248	49,871	182,119
Reinsurance recoverable on unpaid losses and loss expenses	(69,484)	(34,094)	(103,578)	(77,060)	(115,567)	(192,627)
Net unpaid losses and loss expenses	13,099	(2,839)	10,260	34,526	(2,632)	31,894

Total net incurred losses and loss expenses	$332,175	$334,298	$666,473	$689,072	$692,118	$1,381,190

Gross reserve for losses and loss expenses	$7,456,368	$6,700,985	$14,157,353	$7,456,368	$6,700,985	$14,157,353

Net favorable prior year reserve development	$6,427	$381	$6,808	$7,932	$4,194	$12,126

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	96.1%	100.8%	98.5%	95.0%	100.4%	97.7%

Net paid losses and loss expenses / Net premiums earned	50.5%	64.2%	56.7%	52.4%	68.6%	59.7%
Net unpaid losses and loss expenses / Net premiums earned	2.1%	(0.6%)	0.9%	2.8%	(0.3%)	1.4%
Net losses and loss expenses ratio	52.6%	63.6%	57.6%	55.2%	68.3%	61.1%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE - QUARTER

	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q2 2019

Gross paid losses and loss expenses	$493,803	$573,209	$683,379	$502,517	$543,599	$537,634
Reinsurance recoverable on paid losses and loss expenses	(174,727)	(237,739)	(273,686)	(203,805)	(218,928)	(175,788)
Net paid losses and loss expenses	319,076	335,470	409,693	298,712	324,671	361,846

Gross case reserves	(1,372)	(19,290)	(34,344)	(68,443)	72,563	(8,250)
Gross IBNR	83,955	48,294	132,082	277,499	(35,502)	(57,015)
Reinsurance recoverable on unpaid losses and loss expenses	(69,484)	(7,576)	(62,987)	(64,379)	(24,365)	12,122
Net unpaid losses and loss expenses	13,099	21,428	34,751	144,677	12,696	(53,143)

Total net incurred losses and loss expenses	$332,175	$356,898	$444,444	$443,389	$337,367	$308,703

Gross reserve for losses and loss expenses	$7,456,368	$7,368,569	$7,310,498	$7,135,537	$6,865,343	$6,395,448

Net favorable prior year reserve development	$6,427	$1,505	$4,417	$270	$420	$21,326

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	96.1%	94.0%	92.2%	67.4%	96.2%	117.2%

Net paid losses and loss expenses / Net premiums earned	50.5%	54.4%	69.5%	52.4%	56.3%	67.4%
Net unpaid losses and loss expenses / Net premiums earned	2.1%	3.5%	5.9%	25.4%	2.2%	(9.9%)
Net losses and loss expenses ratio	52.6%	57.9%	75.4%	77.8%	58.5%	57.5%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE - QUARTER

	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q2 2019

Gross paid losses and loss expenses	$416,850	$408,336	$594,863	$467,319	$466,692	$428,428
Reinsurance recoverable on paid losses and loss expenses	(79,713)	(50,723)	(125,680)	(69,218)	(100,748)	(82,907)
Net paid losses and loss expenses	337,137	357,613	469,183	398,101	365,944	345,521

Gross case reserves	58,448	4,616	104,547	65,919	97,573	25,790
Gross IBNR	(27,193)	77,064	(137,925)	59,996	(92,099)	20,656
Reinsurance recoverable on unpaid losses and loss expenses	(34,094)	(81,473)	(63,010)	(87,728)	(32,524)	(28,207)
Net unpaid losses and loss expenses	(2,839)	207	(96,388)	38,187	(27,050)	18,239

Total net incurred losses and loss expenses	$334,298	$357,820	$372,795	$436,288	$338,894	$363,760

Gross reserve for losses and loss expenses	$6,700,985	$6,656,705	$6,616,268	$6,517,951	$6,313,823	$5,859,263

Net favorable prior year reserve development	$381	$3,812	$2,142	$314	$2,235	$2,295

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	100.8%	99.9%	125.9%	91.2%	108.0%	95.0%

Net paid losses and loss expenses / Net premiums earned	64.2%	73.4%	94.3%	76.4%	69.4%	58.9%
Net unpaid losses and loss expenses / Net premiums earned	(0.6%)	—%	(19.4%)	7.3%	(5.1%)	3.1%
Net losses and loss expenses ratio	63.6%	73.4%	74.9%	83.7%	64.3%	62.0%

AXIS CAPITAL HOLDINGS LIMITED
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AT JULY 1, 2021

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	% of Common Shareholders' Equity	100 Year Return Period	% of Common Shareholders' Equity	250 Year Return Period	% of Common Shareholders' Equity
Single zone, single event
Southeast	U.S. Hurricane	$194	4.0%	$249	5.1%	$306	6.3%
Northeast	U.S. Hurricane	42	0.9%	123	2.5%	257	5.3%
Mid-Atlantic	U.S. Hurricane	93	1.9%	226	4.7%	366	7.6%
Gulf of Mexico	U.S. Hurricane	160	3.3%	216	4.5%	286	5.9%
California	Earthquake	178	3.7%	297	6.1%	392	8.1%
Europe	Windstorm	142	2.9%	188	3.9%	251	5.2%
Japan	Earthquake	76	1.6%	140	2.9%	258	5.3%
Japan	Windstorm	64	1.3%	122	2.5%	140	2.9%

The table above shows our net Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at July 1, 2021. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast U.S. hurricane, net of reinsurance, is approximately $0.2 billion. According to our modeling, there is a one percent chance that on an annual basis, losses incurred from a Southeast U.S. hurricane event could be in excess of $0.2 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast U.S. hurricane will fall below $0.2 billion.
We have developed our PML estimates by combining judgment and experience with the outputs from the catastrophe model, commercially available from AIR Worldwide. Additionally, we have included our estimate of non-modeled perils and other factors which we believe provides us with a more complete view of catastrophe risk.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, the most important of which is by ensuring that management’s judgment supplements the model outputs. Models are continuously validated at the line of business and at a group level by our catastrophe model validation team. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in internal modeling, underwriting portfolios, reinsurance purchasing strategy and in foreign exchange rates.

AXIS CAPITAL HOLDINGS LIMITED
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, U.S. GAAP

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020

Net income (loss) available (attributable) to common shareholders	$227,910	$112,477	$343,645	$(72,908)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average common shares outstanding	84,764	84,303	84,640	84,198
Dilutive share equivalents:
Share-based compensation plans [a]	503	297	477	—
Weighted average diluted common shares outstanding	85,267	84,600	85,117	84,198

EARNINGS (LOSS) PER COMMON SHARE
Earnings (loss) per common share	$2.69	$1.33	$4.06	($0.87)
Earnings (loss) per diluted common share	$2.67	$1.33	$4.04	($0.87)

[a] Due to the net loss attributable to common shareholders recognized for the six months ended June 30, 2020, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARES ROLL FORWARD - QUARTER

	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q2 2019

Net income (loss) available (attributable) to common shareholders	$227,910	$115,737	$(4,819)	$(72,945)	$112,477	$166,387

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	84,753	84,353	84,309	84,306	84,298	83,934
Shares issued and treasury shares reissued	22	589	83	5	11	20
Shares repurchased for treasury	(8)	(189)	(39)	(2)	(3)	(7)
Common shares - at end of period	84,767	84,753	84,353	84,309	84,306	83,947

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	84,764	84,514	84,341	84,308	84,303	83,941
Dilutive share equivalents:
Share-based compensation plans [a]	503	451	—	—	297	460
Weighted average diluted common shares outstanding	85,267	84,965	84,341	84,308	84,600	84,401

EARNINGS (LOSS) PER COMMON SHARE
Earnings (loss) per common share	$2.69	$1.37	($0.06)	($0.87)	$1.33	$1.98
Earnings (loss) per diluted common share	$2.67	$1.36	($0.06)	($0.87)	$1.33	$1.97

[a] Due to the net loss attributable to common shareholders recognized for the three months ended December 31, 2020 and September 30, 2020, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
BOOK VALUE PER DILUTED COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At June 30, 2021

	Common Shareholders’ Equity	Common Shares Outstanding net of Treasury Shares	Per share

Closing stock price			$49.01

Book value per common share	$4,839,760	84,767	$57.09

Dilutive securities: [b]
Restricted stock units		2,430	(1.59)
Book value per diluted common share	$4,839,760	87,197	$55.50

	At December 31, 2020

	Common Shareholders’ Equity	Common Shares Outstanding net of Treasury Shares	Per share

Closing stock price			$50.39

Book value per common share	$4,745,694	84,353	$56.26

Dilutive securities: [b]
Restricted stock units		1,790	(1.17)
Book value per diluted common share	$4,745,694	86,143	$55.09

[a]    Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]    Cash-settled restricted stock units are excluded.

AXIS CAPITAL HOLDINGS LIMITED
NON-GAAP FINANCIAL MEASURES RECONCILIATION (UNAUDITED)
OPERATING INCOME AND OPERATING RETURN ON AVERAGE COMMON EQUITY

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Net income (loss) available (attributable) to common shareholders	$227,910	$112,477	$343,645	$(72,908)
Net investment (gains) losses [a]	(73,293)	(53,043)	(102,936)	9,831
Foreign exchange losses (gains) [b]	19,602	9,709	23,716	(51,974)
Reorganization expenses [c]	—	392	—	(591)
Interest in (income) loss of equity method investments [d]	(9,799)	(7,102)	(18,960)	16,475
Income tax expense	6,088	9,070	7,782	6,259
Operating income (loss)	$170,508	$71,503	$253,247	$(92,908)

Earnings (loss) per diluted common share	$2.67	$1.33	$4.04	$(0.87)
Net investment (gains) losses	(0.86)	(0.63)	(1.21)	0.12
Foreign exchange losses (gains)	0.23	0.11	0.28	(0.62)
Reorganization expenses	—	—	—	(0.01)
Interest in (income) loss of equity method investments	(0.11)	(0.08)	(0.22)	0.20
Income tax expense	0.07	0.11	0.09	0.07
Operating income (loss) per diluted common share	$2.00	$0.84	$2.98	$(1.11)

Weighted average diluted common shares outstanding	85,267	84,600	85,117	84,198

Average common shareholders' equity	$4,733,075	$4,518,699	$4,792,727	$4,758,414

Annualized return on average common equity	19.3%	10.0%	14.3%	(3.1%)

Annualized operating return on average common equity	14.4%	6.3%	10.6%	(3.9%)

[a] Tax expense (benefit) of $7,491 and $8,114 for the three months ended June 30, 2021 and 2020, respectively, and $8,975 and $2,437 for the six months ended June 30, 2021 and 2020 respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the ability to utilize capital losses.
[b]  Tax expense (benefit) of ($1,403) and $1,084 for the three months ended June 30, 2021 and 2020, respectively, and ($1,193) and $3,611 for the six months ended June 30, 2021 and 2020 respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the tax status of specific foreign exchange transactions.
[c] Tax expense (benefit) of $(128) for the three months ended June 30, 2020 and $211 for the six months ended June 30, 2020, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.
[d]  Tax expense (benefit) of $nil for the three and six months ended June 30, 2021 and 2020 respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

AXIS CAPITAL HOLDINGS LIMITED
TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE

TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE - TREASURY STOCK METHOD [a]
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2021	2021	2020	2020	2020	2019
Common shareholders' equity	$4,839,760	$4,626,390	$4,745,694	$4,715,895	$4,747,820	$4,791,477
Less: goodwill	(100,801)	(100,801)	(100,801)	(102,003)	(102,003)	(102,003)
Less: intangible assets	(214,286)	(216,904)	(219,633)	(222,362)	(225,092)	(236,009)
Associated tax impact	53,241	45,565	45,991	46,333	42,515	43,205
Tangible common shareholders' equity	$4,577,914	$4,354,250	$4,471,251	$4,437,863	$4,463,240	$4,496,670

Diluted common shares outstanding, net of treasury shares	87,197	87,235	86,143	86,132	86,178	85,579

Book value per diluted common share	$55.50	$53.03	$55.09	$54.75	$55.09	$55.99

Tangible book value per diluted common share	$52.50	$49.91	$51.90	$51.52	$51.79	$52.54

[a]     Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding. Cash-settled restricted stock units are excluded.

AXIS CAPITAL HOLDINGS LIMITED
RATIONALE FOR THE USE OF NON-GAAP FINANCIAL MEASURES

We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), tangible book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Underwriting-Related General and Administrative Expenses
Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses.

The reconciliation of underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations - Quarter' and 'Consolidated Statements of Operations - Year' sections of this document.

Consolidated Underwriting Income (Loss)
Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio. As a result, we believe that foreign exchange losses (gains) are not a meaningful contributor to our underwriting performance, therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).

Interest expense and financing costs primarily relate to interest payable on our debt. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss).

Reorganization expenses are related to the transformation program which was launched in 2017. This program encompasses the integration of Novae Group plc ("Novae"), which commenced in the fourth quarter of 2017, the realignment of our accident and health business, together with other initiatives designed to increase efficiency and enhance profitability, while delivering a customer-centric operating model. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from consolidated underwriting income (loss).

Amortization of intangible assets including value of business acquired ("VOBA") arose from business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from consolidated underwriting income (loss).

We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations - Quarter' and 'Consolidated Statements of Operations - Year' sections of this document.

Operating Income (Loss)
Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments.

Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. In addition, we recognize unrealized foreign exchange losses (gains) on our equity securities and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities in net investment gains (losses). We also recognize unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss). These unrealized foreign exchange losses (gains) generally offset a large portion of the foreign exchange losses (gains) reported in net income (loss), thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business.

Reorganization expenses are related to the transformation program which was launched in 2017. This program encompasses the integration of Novae, which commenced in the fourth quarter of 2017, the realignment of our accident and health business, together with other initiatives designed to increase efficiency and enhance profitability, while delivering a customer-centric operating model. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from operating income (loss).

Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, this income (loss) is excluded from operating income (loss).

Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments to understand the profitability of recurring sources of income.

We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

Tangible Book Value per Diluted Common Share
Tangible book value represents common shareholders' equity exclusive of after-tax goodwill and intangible assets. We present tangible book value per diluted common share calculated under the treasury stock method. We believe that this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders. A reconciliation of tangible book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is presented in the 'Tangible Book Value per Diluted Common Share' section of this document.